EXHIBIT 99.1

News Release

National Penn Bancshares, Inc. Reports
Second Quarter 2011 Results

Company Release – July 28, 2011

•  Net income increases 48% from Q1 2011 to $23.2 million or 15 cents per share
•  Year-to-date net income of $38.8 million or 26 cents per share resulting in ROA of 0.98%
•  Quarterly loan loss provision declines 70% to $3 million from $10 million in Q1 2011
•  Tangible common equity / tangible assets increases to 10.25%
•  Common stock cash dividend increased to $0.03 per share

BOYERTOWN, PA., July 28, 2011 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income available to common shareholders of $23.2 million, or $0.15 per diluted share, for the second quarter of 2011, compared to $15.6 million, or $0.10 per diluted share, for the first quarter of 2011.  For the second quarter of 2010, net loss available to common shareholders totaled $(5.5) million or $(0.04) per diluted share resulting from certain non-recurring items. Year-to-date net income available to common shareholders totaled $38.8 million, or $0.26 per diluted share, compared to a loss of $(3.6) million, or $(0.03) per diluted share, for the prior year period. On an adjusted basis1, net income totaled $40.3 million, or $0.27 per diluted share, for year-to-date 2011, compared to $13.8 million, or $0.11 per diluted share, for the same period in 2010.

Return on average assets increased to 1.08% for the second quarter of 2011 from 0.88% for the first quarter of 2011.  Earnings further enhanced National Penn’s capital position and provided the basis for increasing the common stock cash dividend to $0.03 per share in the third quarter. The ratio of tangible common equity to tangible assets increased to 10.25%1, and the total capital ratio increased to 17.7% as of June 30, 2011.

“The strong performance in the quarter is consistent with our focus on improving trends over the last several quarters. Our capital and asset quality positions provide a strong base from which to grow,” said Scott V. Fainor, president and CEO of National Penn. “We continue to be focused on opportunities to recruit high quality banking professionals to enhance revenue generation in the current economic environment.”

Asset quality improved for the sixth consecutive quarter. Classified loans declined 16% in 2011 and 8% during the second quarter, while nonperforming assets totaled less than one percent of total assets at the end of the second quarter. Annualized net charge-offs totaled 0.62% for the second quarter, a 53% decrease compared to the first quarter of 2011 and a 68% decrease compared to the second quarter of 2010.  Year-to-date, annualized net charge-offs totaled less than one percent of average loans.  Asset quality coverage ratios remained strong as the allowance for loan and lease losses to non-performing loans increased to 188% and the allowance totaled 2.66% of total loans and leases.  The improvement in asset quality during the quarter resulted in a provision for loan and lease losses of $3.0 million, as compared to $10.0 million for the first quarter of 2011 and $25.0 million for the prior year period.

Net interest margin for the second quarter of 2011 was 3.53% compared to 3.58% for the first quarter of 2011.  For the six months ended June 30, 2011, net interest margin was 3.56%, an improvement of 9 basis points as compared to the prior year period.  A managed reduction in the level of interest earning assets has been mitigated by management’s ongoing efforts to reduce higher-cost, non-relationship based deposits and improve the deposit mix.

Absent charge-offs and pay-downs related to classified loans totaling approximately $50 million during the second quarter, loan balances were stable, declining by 0.3% from the prior quarter-end. Loans to new and existing customers increased 33% compared to the first quarter of 2011 and were approximately $280 million during the second quarter of 2011 and $490 million year-to-date.  National Penn remains focused on the core franchise and building customer relationships that will maintain and enhance long-term profitability and shareholder value.

Total fee income from banking, wealth and insurance operations remained stable on a linked-quarter basis.  National Penn’s efficiency ratio of 58.3%1 for the quarter ended June 30, 2011 is indicative of the Company’s continued focus on effective expense management.

Scott V. Fainor stated “As a result of the work and dedication of our employees, we are operating as a clean, strong and efficient company.  We believe that the strength of our balance sheet provides us with a key competitive advantage for future growth and profitability.”

Media Contact:	Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

__________
# # #
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $9 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn operates 123 branch offices comprising 122 branches in Pennsylvania and one branch in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions.

National Penn’s financial services affiliates consist of National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the company’s tangible capital trends.

•	Tangible book value expresses tangible common equity on a per-share basis. Tangible book value provides a method to assess the level of tangible net assets on a per-share basis.

•
Adjusted net income excludes the effects of certain gains and losses, adjusted for applicable taxes. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares (NPBC) for 6/30/2011

Financial Highlights
Unaudited, numbers in thousands except share and per share data
		As of
	6/30/2011	3/31/2011	12/31/2010
SUMMARY BALANCE SHEET
Total assets	$8,633,141	$8,543,267	$8,844,620
Investment securities and other securities	2,290,568	2,235,777	$2,259,690
Total loans and leases	5,178,926	5,245,146	5,326,723
Deposits	5,944,161	5,933,016	6,059,173
Borrowings	1,515,611	1,472,987	1,590,996
Shareholders' equity	1,133,513	1,097,609	1,137,437
Tangible book value per common share (2)	$5.65	$5.40	$5.18
Tangible common equity / tangible assets (2)	10.25%	9.91%	8.27%

	Three Months Ended			Six Months Ended June 30,
	6/30/2011	3/31/2011	6/30/2010	2011	2010
EARNINGS
Total interest income	$87,740	$89,358	$98,308	$177,098	$197,145
Total interest expense	22,745	23,388	29,665	46,133	61,243
Net interest income	64,995	65,970	68,643	130,965	135,902
Provision for loan and lease losses	3,000	10,000	25,000	13,000	57,500
Net interest income after provision
for loan and lease losses	61,995	55,970	43,643	117,965	78,402
Net (losses) gains from fair value changes on subordinated debentures	(430)	(51)	1,543	(481)	(5,718)
Other non-interest income	22,818	24,235	26,970	47,053	56,805
Goodwill impairment	-	-	8,250	-	8,250
Other non-interest expense	54,121	56,837	58,313	110,958	115,970
Income (loss) before income taxes	30,262	23,317	5,593	53,579	5,269
Income tax expense (benefit)	7,054	4,537	9,132	11,591	4,882
Net income (loss)	23,208	18,780	(3,539)	41,988	387
Preferred dividends and accretion of preferred discount	-	(1,691)	(2,005)	(1,691)	(4,010)
Accelerated accretion from redemption of preferred stock	-	(1,452)	-	(1,452)	-
Net income (loss) available to common shareholders	$23,208	$15,637	$(5,544)	$38,845	$(3,623)

PERFORMANCE RATIOS (a)
Net interest margin	3.53%	3.58%	3.50%	3.56%	3.47%
Return on average assets	1.08%	0.88%	NM	0.98%	NM
Return on average total shareholders' equity	8.37%	6.39%	NM	7.35%	0.07%
Return on average tangible common equity (1)	11.16%	8.03%	NM	9.65%	NM

PER SHARE
Basic earnings (loss) available to common shareholders	$0.15	$0.10	$(0.04)	$0.26	$(0.03)
Diluted earnings (loss) available to common shareholders	0.15	0.10	(0.04)	0.26	(0.03)
Dividends per common share	0.01	0.01	0.01	0.02	0.02
Average shares - basic	151,601,052	150,461,063	126,045,667	151,034,207	125,960,351
Average shares - diluted	151,835,402	150,765,883	126,045,667	151,303,597	125,960,351

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES	Three Months Ended			Six Months Ended
	6/30/2011	3/31/2011	6/30/2010	6/30/2011	6/30/2010
Return on average tangible common equity
Return on average shareholders' equity	8.37%	6.39%	NM	7.35%	NM
Effect of preferred equity	-	-0.46%	NM	-0.17%	NM
Effect of goodwill and intangibles	2.79%	2.10%	NM	2.47%	NM
Return on average tangible common equity	11.16%	8.03%	NM	9.65%	NM
Average tangible equity:
Average shareholders' equity	$1,112,114	$1,191,080	$1,076,188	$1,151,379	$1,075,623
Average preferred equity	-	(122,095)	(148,117)	(60,710)	(148,054)
Average goodwill and intangibles	(278,022)	(279,627)	(309,851)	(278,820)	(310,812)
Average total tangible common equity	$834,092	$789,358	$618,220	$811,849	$616,757

Adjusted net income reconciliation
Net income (loss) available to common shareholders	$23,208	$15,637	$(5,544)	$38,845	$(3,623)
After tax gain on pension plan curtailment	-	-	-	-	(2,643)
After tax unrealized fair market value loss (gain) on
subordinated debentures	-	-	(1,003)	-	3,717
Accelerated accretion from redemption of preferred stock	-	1,452	-	1,452	-
BOLI tax expense	-	-	8,081	-	8,081
Goodwill impairment	-	-	8,250	-	8,250
Adjusted net income available to common shareholders	$23,208	$17,089	$9,784	$40,297	$13,782

Earnings per share
Net income (loss) available to common shareholders	$0.15	$0.10	$(0.04)	$0.26	$(0.03)
After tax gain on pension plan curtailment	-	-	-	-	(0.02)
After tax unrealized fair market value loss (gain) on
subordinated debentures	-	-	(0.01)	-	0.03
Accelerated accretion from redemption of preferred stock	-	0.01	-	0.01
BOLI tax expense			0.06		0.06
Goodwill impairment	-	-	0.07	-	0.07
Adjusted net income available to common shareholders	$0.15	$0.11	$0.08	$0.27	$0.11

(a) Ratios less than 0% are expressed as not meaningful or "NM"

Financial Update for National Penn Bancshares (NPBC) for 6/30/2011

Unaudited, numbers in thousands except share and per share data	As of
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
BALANCE SHEET - ASSETS
Cash and due from banks	$105,918	$113,031	$90,283	$103,279	$106,059
Interest-earning deposits with banks	513,132	392,337	612,099	609,733	496,282
Total cash and cash equivalents	619,050	505,368	702,382	713,012	602,341

Investment securities available for sale, at fair value	1,696,682	1,622,395	1,632,118	1,603,849	1,554,349
Investment securities held to maturity	518,578	535,488	546,957	567,740	579,572
Other securities	75,308	77,894	80,615	83,676	83,676
Loans held for sale	8,852	5,561	12,785	30,081	15,944

Loans and leases	5,170,074	5,239,585	5,313,938	5,611,749	5,740,291
Allowance for loan and lease losses	(137,909)	(142,960)	(150,054)	(153,475)	(154,039)
Loans and leases, net	5,032,165	5,096,625	5,163,884	5,458,274	5,586,252

Premises and equipment, net	103,017	103,771	105,483	108,496	109,792
Accrued interest receivable	31,862	34,264	33,829	36,127	35,745
Bank owned life insurance, redeemed but not settled	-	-	-	64,387	64,387
Bank owned life insurance	136,606	135,373	134,154	136,093	134,925
Other real estate owned and other repossessed assets	8,407	7,653	7,453	7,818	8,974
Goodwill	258,279	258,279	258,279	273,468	273,468
Other intangible assets, net	18,970	20,530	22,217	25,587	27,360
Unconsolidated investments under the equity method	12,327	12,211	11,482	12,428	12,736
Other assets	113,038	127,855	132,982	127,193	132,606
TOTAL ASSETS	$8,633,141	$8,543,267	$8,844,620	$9,248,229	$9,222,127

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$839,811	$834,321	$808,835	$815,193	$834,297
Interest bearing deposits	5,104,350	5,098,695	5,250,338	5,690,284	5,661,908
Total deposits	5,944,161	5,933,016	6,059,173	6,505,477	6,496,205

Securities sold under repurchase agreements	738,628	696,256	734,455	752,428	752,314
Short-term borrowings	6,390	6,184	10,000	6,974	7,000
Federal Home Loan Bank advances	627,332	627,716	703,761	705,278	706,784
Subordinated debentures	143,261	142,831	142,780	140,731	138,125
Accrued interest payable and other liabilities	39,856	39,655	57,014	45,323	44,811
TOTAL LIABILITIES	7,499,628	7,445,658	7,707,183	8,156,211	8,145,239

BALANCE SHEET - SHAREHOLDERS' EQUITY
Preferred stock	-	-	148,441	148,310	148,180
Common stock	1,379,690	1,379,014	1,292,342	1,227,639	1,227,354
Retained deficit	(258,125)	(279,817)	(293,940)	(299,209)	(308,252)
Accumulated other comprehensive income/(loss)	11,948	(1,588)	(9,406)	15,278	9,606
TOTAL SHAREHOLDERS' EQUITY	1,133,513	1,097,609	1,137,437	1,092,018	1,076,888

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,633,141	$8,543,267	$8,844,620	$9,248,229	$9,222,127

COMMON SHARE AND PER SHARE DATA
Book Value	$7.47	$7.24	$7.23	$7.48	$7.37
Tangible Book Value (2)	$5.65	$5.40	$5.18	$5.11	$4.98
Dividends	$0.01	$0.01	$0.01	$0.01	$0.01
Shares Outstanding (end of period, net of treasury)	151,660,444	151,506,511	136,792,414	126,115,073	126,064,075

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,133,513	$1,097,609	$1,137,437	$1,092,018	$1,076,888
Total preferred shareholders' equity	-	-	(148,441)	(148,310)	(148,180)
Goodwill and intangibles	(277,249)	(278,809)	(280,496)	(299,055)	(300,828)
Tangible common equity	$856,264	$818,800	$708,500	$644,653	$627,880
Common shares outstanding	151,660,444	151,506,511	136,792,414	126,115,073	126,064,075
Tangible book value per share	$5.65	$5.40	$5.18	$5.11	$4.98

Total assets	$8,633,141	$8,543,267	$8,844,620	$9,248,229	$9,222,127
Goodwill and intangibles	(277,249)	(278,809)	(280,496)	(299,055)	(300,828)
Tangible assets	$8,355,892	$8,264,458	$8,564,124	$8,949,174	$8,921,299
Tangible common equity/tangible assets	10.25%	9.91%	8.27%	7.20%	7.04%

Financial Update for National Penn Bancshares (NPBC) for6/30/2011

Unaudited, numbers in thousands except share and per share data	For the Quarter Ended					For the Six Months Ended
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	6/30/2011	6/30/2010
INTEREST INCOME
Loans and leases, including fees	$67,553	$69,228	$73,496	$76,227	$77,830	$136,781	$156,484
Investment securities
Taxable	11,552	11,357	11,272	11,157	11,457	22,909	22,555
Tax-exempt	8,401	8,493	8,569	8,697	8,803	16,894	17,641
Federal funds sold and deposits in banks	234	280	408	279	218	514	465
Total interest income	87,740	89,358	93,745	96,360	98,308	177,098	197,145
INTEREST EXPENSE
Deposits	10,974	11,407	13,411	15,773	16,464	22,381	34,745
Securities sold under repurchase agreements	2,346	2,395	2,567	2,757	2,808	4,741	5,682
Short-term borrowings	-	-	-	-	-	-	-
Federal Home Loan Bank advances	7,039	7,217	7,732	7,742	8,010	14,256	16,063
Subordinated debentures	2,386	2,369	2,394	2,398	2,383	4,755	4,753
Total interest expense	22,745	23,388	26,104	28,670	29,665	46,133	61,243
Net interest income	64,995	65,970	67,641	67,690	68,643	130,965	135,902
Provision for loan and lease losses	3,000	10,000	17,500	20,000	25,000	13,000	57,500
Net interest income after provision for loan and lease losses	61,995	55,970	50,141	47,690	43,643	117,965	78,402
NON-INTEREST INCOME
Wealth management income	5,856	5,924	6,917	6,997	7,238	11,780	14,339
Service charges on deposit accounts	4,616	4,664	5,358	5,419	5,446	9,280	10,787
Insurance commissions and fees	3,520	3,221	3,423	3,499	3,639	6,741	7,410
Cash management and electronic banking fees	4,645	4,371	4,584	4,548	4,614	9,016	8,772
Mortgage banking income	1,014	1,080	2,590	2,424	1,231	2,094	2,384
Bank owned life insurance income	1,233	1,220	1,501	1,168	1,280	2,453	3,263
Equity in undistributed net earnings of unconsolidated investments	116	1,700	140	(41)	537	1,816	700
Gain on pension plan curtailment	-	-	-	-	-	-	4,066
Other operating income	1,818	2,055	1,638	2,381	2,771	3,873	5,504
Net (losses) gains from fair value changes on subordinated debentures	(430)	(51)	(2,049)	(2,606)	1,543	(481)	(5,718)
Net gains (losses) on sales of investment securities	-	-	-	-	214	-	214
Impairment losses on investment securities:
Impairment losses on investment securities	-	-	(444)	(312)	-	-	(634)
Non credit-related losses on securities not expected to be sold recognized
in other comprehensive loss before tax	-	-	-	-	-	-	-
Net impairment losses on investment securities	-	-	(444)	(312)	-	-	(634)
Total non-interest income (loss)	22,388	24,184	23,658	23,477	28,513	46,572	51,087
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	30,408	31,449	31,499	31,544	30,999	61,857	60,428
Net premises and equipment	6,787	7,272	7,460	7,256	7,209	14,059	15,207
Goodwill impairment	-	-	-	-	8,250	-	8,250
FDIC insurance	2,726	3,457	3,411	3,641	4,056	6,183	8,153
Other operating expenses	14,200	14,659	17,123	15,524	16,049	28,859	32,182
Total non-interest expense	54,121	56,837	59,493	57,965	66,563	110,958	124,220
Income (loss) before income taxes	30,262	23,317	14,306	13,202	5,593	53,579	5,269
Income tax expense (benefit)	7,054	4,537	5,664	895	9,132	11,591	4,882
NET INCOME (LOSS)	23,208	18,780	8,642	12,307	(3,539)	41,988	387
Preferred dividends and accretion of preferred discount	-	(1,691)	(2,005)	(2,006)	(2,005)	(1,691)	(4,010)
Accelerated accretion from redemption of preferred stock	-	(1,452)	-	-	-	(1,452)	-
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$23,208	$15,637	$6,637	$10,301	$(5,544)	$38,845	$(3,623)

PER SHARE OF COMMON STOCK
Basic earnings (loss) available to common shareholders	$0.15	$0.10	$0.05	$0.08	$(0.04)	$0.26	$(0.03)
Diluted earnings (loss) available to common shareholders	$0.15	$0.10	$0.05	$0.08	$(0.04)	$0.26	$(0.03)
Average Shares Basic	151,601,052	150,461,063	134,380,086	126,102,037	126,045,667	151,034,207	125,960,351
Average Shares Diluted	151,835,402	150,765,883	134,471,788	126,255,249	126,045,667	151,303,597	125,960,351

SUPPLEMENTAL DATA (annualized, average) (a)
Return on Assets	1.08%	0.88%	0.38%	0.53%	NM	0.98%	0.01%
Return on Total Equity	8.37%	6.39%	3.00%	4.50%	NM	7.35%	0.07%
Return on Common Equity	8.37%	5.93%	2.65%	4.36%	NM	7.18%	NM
Return on Tangible Common Equity (1)	11.16%	8.03%	3.76%	6.42%	NM	9.65%	NM
Efficiency Ratio (3)	58.25%	59.61%	60.36%	58.51%	57.72%	58.94%	58.12%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency Ratio Calculation
Non-interest expense	$54,121	$56,837	$59,493	$57,965	$66,563	$110,958	$124,220
Less:
Goodwill impairment	-	-	-	-	8,250	-	8,250
Operating expenses	$54,121	$56,837	$59,493	$57,965	$58,313	$110,958	$115,970

Net interest income (taxable equivalent)	$70,087	$71,112	$72,849	$72,985	$74,055	$141,199	$146,782

Non-interest income (loss)	22,388	24,184	23,658	23,477	28,513	46,572	51,087
Less:
Gain on pension plan curtailment	-	-	-	-	-	-	4,066
Net (losses) gains from fair value changes	(430)	(51)	(2,049)	(2,606)	1,543	(481)	(5,718)
Adjusted revenue	$92,905	$95,347	$98,556	$99,068	$101,025	$188,252	$199,521

Efficiency Ratio	58.25%	59.61%	60.36%	58.51%	57.72%	58.94%	58.12%

(a) Ratios less than 0% are expressed as not meaningful or "NM"

Financial Update for National Penn Bancshares (NPBC) for 6/30/2011

Unaudited, numbers in thousands except share and per share data
	As of and for the Quarter Ended					For the Six Months Ended
CHARGE-OFFS	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	6/30/2011	6/30/2010

Loan Charge-offs	$10,512	$18,753	$22,456	$23,306	$27,316	$29,265	$54,798
Recoveries on Loans	$(2,461)	(1,659)	(2,443)	(2,742)	(2,505)	(4,120)	(5,066)
Net Loan Charge-offs	$8,051	$17,094	$20,013	$20,564	$24,811	$25,145	$49,732
Net Loan Charge-offs to Average Loans (annualized)	0.62%	1.31%	1.44%	1.43%	1.70%	0.96%	1.69%

NET CHARGE OFF DETAIL
Commercial and Industrial Loans and Leases	$5,066	$9,319	$7,363	$2,166	$8,613	$14,385	$10,873

Commercial Real Estate-Permanent	1,242	3,946	2,903	1,655	1,509	5,188	1,869
Commercial Real Estate-Construction	828	873	1,973	12,899	6,327	1,701	24,754
Total Commercial Real Estate Loans	2,070	4,819	4,876	14,554	7,836	6,889	26,623

Residential Mortgages	483	1,643	5,620	1,467	5,367	2,126	8,068
Home Equity Lines and Loans	833	1,158	1,280	935	658	1,991	1,118
All other Consumer Loans	(401)	155	874	1,442	2,337	(246)	3,050
Total Consumer Loans	915	2,956	7,774	3,844	8,362	3,871	12,236

Net Loans Charged-off	$8,051	$17,094	$20,013	$20,564	$24,811	$25,145	$49,732

	As of
ASSET QUALITY AND OTHER DATA	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010

Non-Accrual Commercial and Industrial Loans and Leases	$31,275	$34,122	$34,870	$29,878	$33,923

Non-Accrual Commercial Real Estate-Permanent	11,879	15,407	17,820	15,510	12,700
Non-Accrual Commercial Real Estate-Construction	15,844	18,012	19,393	29,866	34,281
Total Non-Accrual Commercial Real Estate Loans	27,723	33,419	37,213	45,376	46,981

Non-Accrual Residential Mortgages	5,196	5,303	5,801	4,543	3,743
Non-Accrual Home Equity Lines and Loans	1,527	1,965	2,133	2,008	1,757
All other Non-Accrual Consumer Loans	2,062	1,810	2,094	1,845	2,471
Total Non-Accrual Consumer Loans	8,785	9,078	10,028	8,396	7,971

Total Non-Accrual Loans	67,783	76,619	82,111	83,650	88,875

Restructured Loans	3,833	351	-	8,544	7,324
Loans 90+ Days Past Due & Still Accruing	1,567	2,183	1,753	2,237	2,997
Total Non-performing Loans	73,183	79,153	83,864	94,431	99,196

Other Real Estate Owned & Repossessed Assets	8,407	7,653	7,453	7,818	8,974
Total Non-performing Assets	$81,590	$86,806	$91,317	$102,249	$108,170

Allowance for Loan and Lease Losses	$137,909	$142,960	$150,054	$153,475	$154,039
Allowance for Loan and Lease Losses/Non-Performing Loans	188.4%	180.6%	178.9%	162.5%	155.3%
Allowance for Loan and Lease Losses/Non-Performing Assets	169.0%	164.7%	164.3%	150.1%	142.4%
Provision/Charge-Offs, net	37.3%	58.5%	87.4%	97.3%	100.8%
Classified Loans	$403,145	$438,275	$479,336	$498,631	$512,628
Classified Loans/Total Loans	7.78%	8.36%	9.00%	8.84%	8.91%
Delinquent Loans	$20,413	$25,342	$27,807	$33,676	$33,171
Delinquent Loans/Total Loans	0.39%	0.48%	0.52%	0.60%	0.58%

	As of
REGULATORY CAPITAL DATA	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010

Tier 1 Capital	$922,457	$889,473	$924,143	$850,185	$833,526
Tier 1 Leverage Ratio	11.20%	10.66%	10.59%	9.67%	9.41%
Tier 1 Ratio (%)	16.43%	15.66%	16.12%	14.00%	13.64%
Total Capital	$992,729	$960,459	$996,288	$926,499	$910,857
Total Capital Ratio (%)	17.68%	16.91%	17.38%	15.26%	14.91%
Total Risk-Weighted Assets	$5,615,341	$5,679,123	$5,732,730	$6,070,678	$6,109,763

Financial Update for National Penn Bancshares (NPBC) for 6/30/2011

Unaudited, numbers in thousands except share and per share data
	As of
PERIOD END BALANCES:	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010

Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$838,489	$808,118	$804,602	$878,790	$925,661
Commercial Real Estate (1)	1,715,616	1,749,215	1,740,029	1,810,442	1,804,073
Residential Mortgage	1,295,463	1,295,014	1,294,751	1,381,117	1,412,218
Real Estate Construction and Land Development	207,643	270,584	339,242	375,341	404,292
Home Equity	764,467	738,629	755,829	792,496	800,378
Consumer	213,570	228,904	236,107	244,878	247,113
Other Loans	143,678	154,682	156,163	158,766	162,500
Total Loans	5,178,926	5,245,146	5,326,723	5,641,830	5,756,235

Allowance for Loan and Lease Losses/Total Loans and Leases	2.66%	2.73%	2.82%	2.72%	2.68%

Investment Securities and Other Securities	2,290,568	2,235,777	2,259,690	2,255,265	2,217,597
Other Earning Assets	513,132	392,337	612,099	609,733	496,282
Total Earning Assets (net of loan loss reserve)	$7,844,717	$7,730,300	$8,048,458	$8,353,353	$8,316,075
(1) Includes owner occupied

Loan Breakdown: (Internal)
Commercial & Industrial Loans and Leases
Business Purpose, Real Estate secured	$884,606	$896,521	$948,506	$987,551	$991,075
Business Purpose, not secured by Real Estate	913,115	888,249	886,692	953,645	1,005,189
Owner Occupied Commercial Real Estate
- Permanent	577,092	578,332	552,129	556,738	556,201
- Construction / Development	27,003	38,775	37,196	38,902	38,858
Leasing	7,125	9,054	10,437	12,230	13,810
Total Commercial & Industrial Loans & Leases	2,408,941	2,410,931	2,434,960	2,549,066	2,605,133

Commercial Real Estate
Non Owner Occupied
- Permanent	818,564	819,875	768,988	855,777	868,405
- Construction / Development	171,063	206,924	281,056	312,086	335,799
Total Commercial Real Estate	989,627	1,026,799	1,050,044	1,167,863	1,204,204

Consumer Loans
Residential Mortgage (personal purpose)
Permanent	728,430	742,423	758,301	795,420	813,042
Construction	5,909	4,505	7,113	9,966	10,925
Total Residential Mortgages	734,339	746,928	765,414	805,386	823,967

Home Equity Loans and Direct Installment Loans	388,173	415,599	423,755	446,866	458,803
Home Equity Lines of Credit	367,127	325,186	321,369	332,074	317,469
Total Home Equity Lines and Loans	755,300	740,785	745,124	778,940	776,272

Private Banking Credit Lines	119,850	139,721	150,811	159,991	163,526
Indirect Vehicle Loans	125,796	121,014	131,416	133,297	136,177
Other	45,073	58,968	48,954	47,287	46,956
All Other Consumer Loans	290,719	319,703	331,181	340,575	346,659
Total Consumer Loans	1,780,358	1,807,416	1,841,719	1,924,901	1,946,898

Total Loans	$5,178,926	$5,245,146	$5,326,723	$5,641,830	$5,756,235

Deposit Breakdown:
Savings	$464,055	$457,395	$438,879	$430,806	$455,061
NOW Accounts	1,158,161	1,128,644	1,181,850	1,294,582	1,130,026
Money Market Accounts	1,631,779	1,655,115	1,664,620	1,714,771	1,763,631
CDs $100k or less	1,261,026	1,433,808	1,378,060	1,512,573	1,543,947
CDs greater than $100k	589,329	423,733	586,929	737,552	769,243
Total Interest Bearing Deposits	5,104,350	5,098,695	5,250,338	5,690,284	5,661,908
Borrowings	1,515,611	1,472,987	1,590,996	1,605,411	1,604,223
Total Interest Bearing Liabilities	$6,619,961	$6,571,682	$6,841,334	$7,295,695	$7,266,131

Financial Update for National Penn Bancshares (NPBC) for 6/30/2011

Unaudited, numbers in thousands except share and per share data
	Quarterly, as of										Six Months, as of
	6/30/2011		3/31/2011		12/31/2010		9/30/2010		6/30/2010		6/30/2011		6/30/2010
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total Loans	$5,228,365	5.24%	$5,311,204	5.34%	$5,506,513	5.35%	$5,703,685	5.35%	$5,856,738	5.39%	$5,269,556	5.29%	$5,920,790	5.39%
Investment Securities	2,258,355	4.32%	2,245,416	4.39%	2,274,090	4.24%	2,227,732	4.34%	2,248,560	4.43%	2,251,921	4.35%	2,216,899	4.49%
Interest Earning Deposits and
Fed Funds Sold	467,157	0.20%	508,684	0.22%	642,204	0.25%	535,446	0.21%	388,434	0.23%	487,806	0.21%	399,704	0.23%

Total Earning Assets	7,953,877	4.68%	8,065,304	4.75%	8,422,807	4.66%	8,466,862	4.76%	8,493,732	4.90%	8,009,283	4.72%	8,537,393	4.91%
Total Assets	8,599,923	4.09%	8,701,649	4.16%	9,122,895	4.30%	9,197,254	4.39%	9,228,295	4.51%	8,650,505	4.13%	9,282,513	4.52%

Savings	462,870	0.18%	442,830	0.19%	435,069	0.20%	445,327	0.27%	446,347	0.29%	452,905	0.19%	432,468	0.31%
NOW Accounts	1,188,644	0.22%	1,148,991	0.22%	1,265,646	0.23%	1,203,831	0.28%	1,156,191	0.35%	1,168,927	0.22%	1,158,159	0.39%
Money Market Accounts	1,638,733	0.60%	1,656,059	0.59%	1,682,091	0.60%	1,728,823	0.82%	1,726,437	0.87%	1,647,348	0.59%	1,725,171	0.91%
CDs	1,857,969	1.66%	1,889,073	1.76%	2,124,910	1.85%	2,279,366	1.92%	2,322,483	1.97%	1,873,435	1.71%	2,421,700	2.00%

Total Interest Bearing Deposits	5,148,216	0.85%	5,136,953	0.90%	5,507,716	0.97%	5,657,347	1.11%	5,651,458	1.17%	5,142,615	0.88%	5,737,498	1.22%

Non-Interest Bearing Deposits	837,635		813,704		818,330		831,484		831,119		825,736		799,434
Total Deposits	5,985,851	0.74%	5,950,657	0.78%	6,326,046	0.84%	6,488,831	0.96%	6,482,577	1.02%	5,968,351	0.76%	6,536,932	1.07%

Securities sold under repurchase agreements	687,147	1.37%	711,100	1.37%	757,234	1.35%	728,235	1.50%	746,079	1.51%	699,057	1.37%	744,095	1.54%
Short-term borrowings	6,713	0.00%	6,850	0.00%	7,080	0.00%	6,669	0.00%	6,828	0.00%	6,781	0.00%	6,926	0.00%
Federal Home Loan Bank advances	627,525	4.50%	651,208	4.49%	704,670	4.35%	706,183	4.35%	739,688	4.34%	639,301	4.50%	746,210	4.34%
Subordinated debentures	142,836	6.70%	142,781	6.73%	140,753	6.75%	138,153	6.89%	139,651	6.84%	142,808	6.72%	136,090	7.04%
Total Interest Bearing Liabilities
(including non-interest bearing deposits)	7,450,072	1.22%	7,462,596	1.27%	7,935,783	1.31%	8,068,071	1.41%	8,114,823	1.47%	7,456,298	1.25%	8,170,253	1.51%
Total Interest Bearing Liabilities	$6,612,437	1.38%	$6,648,892	1.43%	$7,117,453	1.46%	$7,236,587	1.57%	$7,283,704	1.63%	$6,630,562	1.40%	7,370,819	1.68%

Net Yield on Earning Assets: (Margin)		3.53%		3.58%		3.43%		3.42%		3.50%		3.56%		3.47%

Wealth Assets:
Assets under administration	$4,364,447		$4,057,142		$3,973,910		$10,616,931		$9,942,778
Assets under management	2,247,042		2,136,596		2,092,149		2,394,916		2,252,299
(included above)
Christiana Bank and Trust
Trust Revenues	$-		$-		$862	(a)	$1,539		$1,607

(a) Through December 3, 2010

Financial Update for National Penn Bancshares (NPBC) for 6/30/2011

Unaudited, numbers in thousands except share and per share data
	Quarterly, as of
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
STATES OF OPERATION AND BANKING OFFICES
BY STATE (LATEST AVAILABLE DATA)

PA
Total Number of Banking Offices	122	122	124	124	124
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	131	132	133	132	133

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-	-	-	-	-
Total Number of ATMs	1	1	1	1	1

DE
Total Number of Banking Offices	-	-	-	2	2
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-	-	-	1	1
Total Number of ATMs	-	-	-	2	2

TOTAL
Total Number of Banking Offices	123	123	125	127	127
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	1	1	2	2
Total Number of ATMs	132	133	134	135	136

EOP Employees (Full Time Equivalent)	1,700	1,676	1,728	1,771	1,792